UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2010
Avago Technologies Limited
(Exact name of registrant as specified in its charter)

Singapore (State or Other Jurisdiction of Incorporation)	001-34428 (Commission File Number)	N/A (IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923	N/A
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6755-7888
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     Certain of the named executive officers of Avago Technologies Limited (the “Company”), including Douglas Bettinger, Senior Vice President and Chief Financial Officer, recently terminated their pre-arranged trading plans to sell ordinary shares of the Company that they own or will acquire through the exercise of vested options (“10b5-1 Plans”). These 10b5-1 Plans were adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding transactions in Company shares.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     None

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: December 23, 2010

Avago Technologies Limited
By:	/s/ Douglas R. Bettinger
	Name:	Douglas R. Bettinger
	Title:	Senior Vice President and Chief Financial Officer